UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2008

American Realty Capital Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-145949	71-1036989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1725 The Fairway Jenkintown, PA 19046
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (215) 887-2189

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition of Assets.

FedEx Property

The REIT acquired a FedEx Cross-Dock facility in Snowshoe, Pennsylvania (the “FedEx Property”) as its initial investment on March 5, 2008. On February 25, 2008, the REIT’s entire Board of Directors (with the two inside directors abstaining because the acquisition of the FedEx Property is an affiliated transaction) approved the acquisition of the FedEx Property, which acquisition closed on March 5, 2008.

The REIT acquired the FedEx Property at sellers’ cost, which does not exceed the fair market value of the FedEx Property as determined by an appraisal of a qualified independent appraiser. The purchase price for the FedEx Property is approximately $10 million. The FedEx Property is subject to approximately $7 million of existing debt. The REIT financed the balance of the purchase price by issuing 342,502.22 of shares of common stock to the sellers. Closing costs and fees aggregated at approximately $230,000.

Our operating partnership, American Realty Capital Operating Partnership, L.P., entered into a purchase agreement to purchase the FedEx Property subject to customary due diligence and other conditions, as described above. The sellers of the FedEx Property are several unaffiliated parties, who own approximately 70% of indirect interest in the FedEx Property, and our sponsors, Nicholas S. Schorsch and William M. Kahane, who own approximately 30% of indirect interest in the FedEx Property. The FedEx Property is a shipping and distribution facility located at 401 E. Sycamore, Snowshoe, PA. Built in 2004, the FedEx Property currently has 55,000 square feet of warehouse space. The current sole tenant is FedEx and will remain the sole tenant on a double-net lease basis.

FedEx Property Location	Acquisition Date	Approximate Purchase Price(1)(2)	Approximate Compensation to Advisor and Affiliates(3)
401 E. Sycamore	3/5/2008	$10,047,520	$170,125

(1)	Sellers are our sponsors, Nicholas S. Schorsch and William M. Kahane, and two unaffiliated parties.

(2)	Approximate purchase price does not include the acquisition fee, which is 1.0% of the contract purchase price, or finance coordination fee.

(3)
Amounts include acquisition fees payable to an affiliate of our advisor for acquisition fees in connection with the property acquisition and payments to our advisor for finance coordination fees for services in connection with the origination or assumption of debt financing to acquire the respective property.

The property acquisition is subject to a double-net lease, pursuant to which the landlord is responsible for maintaining the property’s roof and structure, and the tenant is required to pay all other expenses associated with the property in addition to base rent.

The table below provides leasing information for the tenant at the property:

FedEx Property Location	Number of Tenants	Major Tenant	Renewal Options	Current Annual Base Rent	Base Rent per Square Foot	Total Square Feet Leased	Remaining Lease Term
401 E. Sycamore	1	FedEx Freight East Inc.	13 year lease 2 five year extension periods	$702,828	$12.78	55,000	10.77

The following table outlines the loan terms on the existing debt financing assumed in connection with acquisition of the FedEx Property.

FedEx Property Location	1st Mortgage Debt	Type	Rate	Maturity Date
401 E. Sycamore	$6,965,000	Interest only	5.62%	9/1/2017

FedEx Corporation, together with its subsidiaries, provides transportation, e-commerce, and business services. It operates in four segments: FedEx Express, FedEx Ground, FedEx Freight, and FedEx Kinko's. The FedEx Express segment offers various shipping services for the delivery of packages and freight. This segment also provides international trade services specializing in customs brokerage and global cargo distribution; international trade advisory services; and publishes customs duty and tax information, as well as provides Global Trade Data, an information tool that allows customers to track and manage imports. The FedEx Ground segment provides business and residential money-back-guaranteed ground package delivery services. The FedEx Freight segment offers regional next-day and second-day, and interregional less-than-truckload (LTL) freight services, as well as long-haul LTL freight services. The FedEx Kinko's segment provides document services, such as printing, copying, and binding services; and business services, such as high-speed Internet access and computer rental, videoconferencing, signs and graphics production, and direct mail services. This segment also offers retail products, such as specialty papers, greeting cards, printer cartridges, stationery, and office supplies, as well as provides Web-based services. The company also offers supply chain solutions, including critical inventory logistics, transportation management, fulfillment, and fleet services. FedEx Corporation, formerly known as FDX Corporation, was founded in 1971 and is headquartered in Memphis, Tennessee. FedEx Corporation stock is listed on the New York Stock Exchange, and FedEx has a credit rating of BBB.

Because the FedEx Property is 100% leased to a single tenant on a long-term basis under a net lease, which transfers substantially all of the operating costs to the tenant, we believe that the financial condition and results of operations of the tenant’s guarantor and affiliate, FedEx Corporation, are more relevant to investors than the financial statements of the individual property acquired in order to enable investors to evaluate the lessee’s credit-worthiness. Additionally, because the properties are subject to a net lease, historical property financial statements provide limited information other than rental income, which is disclosed above. Therefore, we have not provided audited financial statements of the properties acquired.

FedEx Corporation currently files its financial statements in reports filed with the Securities and Exchange Commission, and the following summary financial data regarding FedEx Corporation are taken from the 2006 and 2007 annual reports.

	Past Three Months Ended	For the Fiscal Year Ended
	11/30/2007	5/31/2007	5/31/2006	5/31/2005
Consolidated Statements of Operations (in thousands)
Revenues	$9,451,000	$35,214,000	$32,294,000	$29,363,000
Operating Income	783,000	3,276,000	3,014,000	2,471,000
Net Income	479,000	2,016,000	1,806,000	1,449,000

	As of	As of the Fiscal Year Ended
	11/30/2007	5/31/2007	5/31/2006	5/31/2005
Consolidated Balance Sheets (in thousands)
Total Assets	$24,347,000	$24,000,000	$22,690,000	$20,404,000
Long-term Debt	2,007,000	2,007,000	1,592,000	2,427,000
Stockholders’ Equity	13,760,000	12,656,000	11,511,000	9,588,000

For more detailed financial information regarding FedEx Corporation, please refer to its financial statements, which are publicly available with the Securities and Exchange Commission at http://www.sec.gov.

Harleysville Properties

The REIT acquired 15 Harleysville National Bank and Trust Company (the “Harleysville National Bank”) branch properties in various Pennsylvania locations (the “Harleysville Properties”) on March 12, 2008. On February 25, 2008, the REIT’s entire Board of Directors (with the two inside directors abstaining because the contemplated acquisition is an affiliated transaction) approved the acquisition of the Harleysville Properties.

The REIT acquired the Harleysville Properties at seller’s cost, which does not exceed the fair market value of the Harleysville Properties as determined by an appraisal of a qualified independent appraiser. The purchase price for the Harleysville Properties is approximately $41 million, which is subject to approximately $31 million of existing debt and a preferred equity investment of approximately $4.0 million, including closing costs and fees. The REIT financed a portion with offering proceeds of $2.0 million. In addition, we borrowed approximately $4.0 million under the borrowing facility established between the Advisor and American Realty Capital Operating Partnership, LP. The rate on this short-term borrowing is 8.0% per annum, accrued monthly, with repayment of principal permitted without penalty. We expect to immediately pay down the borrowing as we raise funds. The seller of the Harleysville Properties is one of the REIT’s sponsors, Nicholas S. Schorsch. The Harleysville Properties are commercial bank branch locations throughout Pennsylvania with an aggregate of 178,000 square feet. The current sole tenant of the properties is Harleysville National Bank and will remain the sole tenant on a triple-net lease basis.

Harleysville Property Location	Acquisition Date	Approximate Purchase Price(1)(2)	Approximate Compensation to Advisor and Affiliates(3)
Harleysville, PA	3/12/08	$719,762	Total for all properties = $719,762 Acquisition + Finance Fees
Lansdale, PA	3/12/08	$1,776,096
Lansdale, PA	3/12/08	$1,560,427
Lansford, PA	3/12/08	$1,987,536
Lehighton, PA	3/12/08	$938,957
Limerick, PA	3/12/08	$1,636,954
Palmerton, PA	3/12/08	$3,286,118
Sellersville, PA	3/12/08	$1,101,602
Skippack, PA	3/12/08	$1,473,259
Slatington, PA	3/12/08	$1,139,594
Slatington, PA	3/12/08	$3,568,097
Spring House, PA	3/12/08	$4,036,729
Summit Hill, PA	3/12/08	$1,740,629
Walnutport, PA	3/12/08	$1,647,595
Wyomissing, PA	3/12/08	$1,494,539

(1)	Seller is one of our sponsors, Nicholas S. Schorsch.

(2)	Approximate purchase price does not include the acquisition fee, which is 1.0% of the contract purchase price, or the financing coordination fee.

(3)
Amounts include acquisition fees payable to an affiliate of our advisor for acquisition fees in connection with the property acquisition and payments to our advisor for finance coordination fees for services in connection with the origination or assumption of debt financing to acquire the respective property.

Each property acquisition is subject to a triple-net lease, pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.

Harleysville Property Location	Tenant	Guarantor	Total Square Feet Leased	% of Total Sq. Ft. Leased
Harleysville, PA	Harleysville National Bank	same	80,275	100%
Lansdale, PA	Harleysville National Bank	same	3,488	100%
Lansdale, PA	Harleysville National Bank	same	3,690	100%
Lansford, PA	Harleysville National Bank	same	7,285	100%
Lehighton, PA	Harleysville National Bank	same	2,868	100%
Limerick, PA	Harleysville National Bank	same	5,000	100%
Palmerton, PA	Harleysville National Bank	same	11,602	100%
Sellersville, PA	Harleysville National Bank	same	3,364	100%
Skippack, PA	Harleysville National Bank	same	4,500	100%
Slatington, PA	Harleysville National Bank	same	7,320	100%
Slatington, PA	Harleysville National Bank	same	19,872	100%
Spring House, PA	Harleysville National Bank	same	12,240	100%
Summit Hill, PA	Harleysville National Bank	same	5,800	100%
Walnutport, PA	Harleysville National Bank	same	5,490	100%
Wyomissing, PA	Harleysville National Bank	same	4,980	100%

The table below provides leasing information for the tenant at each respective property:

Harleysville Property Location	Number of Tenants	Tenants	Renewal Options	Current Annual Base Rent	Base Rent per Square Foot	Remaining Lease Term
Harleysville, PA	1	Harleysville National Bank	See Footnote (1)	$996,100	$12.41	14.86
Lansdale, PA	1	Harleysville National Bank		$130,200	$37.33	14.86
Lansdale, PA	1	Harleysville National Bank		$114,390	$31.00	14.86
Lansford, PA	1	Harleysville National Bank		$145,700	$20.00	14.86
Lehighton, PA	1	Harleysville National Bank		$68,832	$24.00	14.86
Limerick, PA	1	Harleysville National Bank		$120,000	$24.00	14.86
Palmerton, PA	1	Harleysville National Bank		$240,895	$20.76	14.86
Sellersville, PA	1	Harleysville National Bank		$80,755	$24.01	14.86
Skippack, PA	1	Harleysville National Bank		$108,000	$24.00	14.86
Slatington, PA	1	Harleysville National Bank		$83,540	$11.41	14.86
Slatington, PA	1	Harleysville National Bank		$261,566	$13.16	14.86
Spring House, PA	1	Harleysville National Bank		$295,920	$24.18	14.86
Summit Hill, PA	1	Harleysville National Bank		$127,600	$22.00	14.86
Walnutport, PA	1	Harleysville National Bank		$120,780	$22.00	14.86
Wyomissing, PA	1	Harleysville National Bank		$109,560	$22.00	14.86

(1)
The lease agreement for each Harleysville Property contains a number of consecutive renewal options. After the initial contractual period, each lease may be renewed for two additional five-year terms. After both five-year renewal options have been exercised each lease may be renewed for an additional three-year period and then for an additional six-year period.

The following table outlines the loan terms on the existing debt financing on the Harleysville Properties. The loan has a fixed rate, with interest only payments and a 10-year maturity.

Harleysville Property Location	1st Mortgage Debt	Type	Rate	Maturity Date
Harleysville, PA	$10,279,882	Interest only	5.62%	1/1/2018
Lansdale, PA	$1,343,681	Interest only	5.62%	1/1/2018
Lansdale, PA	$1,20180,520	Interest only	5.62%	1/1/2018
Lansford, PA	$1,503,643	Interest only	5.62%	1/1/2018
Lehighton, PA	$710,355	Interest only	5.62%	1/1/2018
Limerick, PA	$1,238,416	Interest only	5.62%	1/1/2018
Palmerton, PA	$2,486,068	Interest only	5.62%	1/1/2018
Sellersville, PA	$833,402	Interest only	5.62%	1/1/2018
Skippack, PA	$1,114,574	Interest only	5.62%	1/1/2018
Slatington, PA	$862,144	Interest only	5.62%	1/1/2018
Slatington, PA	$2,699,395	Interest only	5.62%	1/1/2018
Spring House, PA	$3,053,933	Interest only	5.62%	1/1/2018
Summit Hill, PA	$1,316,849	Interest only	5.62%	1/1/2018
Walnutport, PA	$1,246,466	Interest only	5.62%	1/1/2018
Wyomissing, PA	$1,130,673	Interest only	5.62%	1/1/2018

Harleysville National Corporation operates as the holding company for Harleysville National Bank and Trust Company, which provides banking and financial products and services to individual and corporate customers primarily in eastern Pennsylvania. As of December 31, 2006, Harleysville had 45 branch offices located in Montgomery, Bucks, Chester, Berks, Carbon, Lehigh, Monroe and Northampton counties, Pennsylvania. The company was founded in 1909 and is headquartered in Harleysville, Pennsylvania. The company engages incommercial banking and trust business, including accepting time, demand, savings, and money market deposits; making secured and unsecured commercial, consumer, and real estate loans, as well as lease financing; financing commercial transactions; making construction and mortgage loans; and performing corporate pension and personal investment and trust services. It also offers retail banking and wealth management solutions. In addition, the company, through its subsidiary, provides wealth management, estate and succession planning and life insurance services and products for high-net-worth business owners and families.

Because the Harleysville Properties are 100% leased to a single tenant on a long-term basis under a net lease, which transfers substantially all of the operating costs to the tenant, we believe that the financial condition and results of operations of the tenant are more relevant to investors than the financial statements of the individual properties acquired in order to enable investors to evaluate the credit-worthiness of the lessee. Additionally, because the properties are subject to a net lease, historical property financial statements provide limited information other than rental income, which is disclosed above. Therefore, we have not provided audited financial statements of the properties acquired.

The following summary financial data are taken from data on file with the Federal Deposit Insurance Corporation (“FDIC”):

	For the Fiscal Year Ended
	12/31/2007	12/31/2006	12/31/2005
Consolidated Statements of Operations (in thousands)
Revenue	$198,198	$182,142	$156,333
Operating Income	28,154	40,864	37,312
Net Income	28,154	40,864	37,312

	As of the Fiscal Year Ended
	12/31/2007	12/31/2006	12/31/2005
Consolidated Balance Sheets (in thousands)
Total Assets	$3,887,951	$3,214,526	$3,084,354
Long-term Debt	159,750	184,750	257,750
Shareholder Equity	402,799	300,590	264,272

For more detailed information about Harleysville National Bank & Trust Company, please refer to data on file with the FDIC, which are publicly available at http://www2.fdic.gov/idasp/confirmation_outside.asp?inCert1=7516.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST, INC.

Date: March 18, 2008	By:	/s/ Nicholas S. Schorsch
Nicholas S. Schorsch
Chief Executive Officer and Chairman of the Board of Directors